SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 4, 2005

A.C.T. HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street, Worcester, MA 01605

(Address of principal executive offices, including zip code)

(508) 756-1212

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 4.01                                       CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)                                  Change in Registrant’s Certifying Accountant

On January 31, 2005, A.C.T. Holdings, Inc. (the “Company”) completed a merger transaction with Advanced Cell Technology, Inc., a Delaware corporation (“ACT”), pursuant to which a wholly-owned subsidiary of the Company merged with and into ACT (the “Merger”), with ACT remaining as the surviving corporation and a wholly-owned subsidiary of the Company.  Upon the completion of the Merger, the Company ceased all of its pre-Merger operations and adopted the business of ACT.  Upon consummation of the Merger, the financial statements of ACT became the financial statements of the Company.  Accordingly, the Company has elected to change independent accountants and desires to retain ACT’s historical independent accountants, Stonefield Josephson, Inc. (“Stonefield Josephson”).

(i)                                     On May 4, 2005, the Company dismissed Pritchett, Siler & Hardy, P.C. (“Pritchett”) as the Company’s independent registered public accounting firm. Pritchett had served as the Company’s independent registered public accounting firm since the Company’s inception.

(ii)                                  The reports of Pritchett on the Company’s financial statements for each of the last two completed fiscal years contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)                               The decision to dismiss Pritchett was based on the explanation set forth above and was approved by the full Board of Directors of the Company.

(iv)                              During the two most recent fiscal years and the subsequent interim period through the date of the dismissal, the Company had no disagreement with Pritchett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Pritchett, would have caused them to make reference to such disagreement in connection with their reports for such periods.

(v)                                 During the two most recent fiscal years and the subsequent interim period through the date of the dismissal, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

(vi)                              The Company provided Pritchett with a copy of the above disclosures and requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating the respects in which they do not agree. A copy of the letter from Pritchett is attached to this report as Exhibit 16.1.

(b)                                 New Independent Public Accountants

On May 4, 2005, the Company engaged Stonefield Josephson to be its principal independent registered public accounting firm. The engagement of Stonefield Josephson was approved by the full Board of Directors of the Company.  During the two most recent fiscal years of the Company and the subsequent interim period prior to engaging Stonefield Josephson, neither the Company, nor anyone on its behalf, has consulted with Stonefield Josephson regarding any of the matters set forth in Item 304(a)(2)(i)-(ii) of Regulation S-K, except that, (i) Stonefield Josephson was engaged by ACT as its independent accountants prior to the Merger, and (ii) on February 15, 2005, the Company engaged Stonefield Josephson as the independent accountants to conduct an audit of ACT for the fiscal year ended December 31, 2004 in connection with the preparation of the financial statements of ACT required to be included in the Company’s Current Report on Form 8-K/A, dated January 31, 2005, as filed on April 18, 2005.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibit accompanies this Report:

Exhibit No.	Exhibit Description

16.1	Copy of letter from Pritchett, Siler & Hardy, P.A.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.C.T. HOLDINGS, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: May 6, 2005

EXHIBITS

Exhibit No.	Exhibit Description

16.1	Copy of letter from Pritchett, Siler & Hardy, P.A.